Exhibit 4.21

EXECUTION COPY

This FIFTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 17, 2008, is among Plains All American Pipeline, L.P., a Delaware limited partnership (“Plains”), PAA Finance Corp., a Delaware corporation formerly known as Pacific Energy Finance Corporation (“Finance Corp”), each of the parties identified under the caption “Subsidiary Guarantors” on the signature pages hereof (the “Guarantors”) and Wells Fargo Bank, National Association, a national association, as Trustee.

RECITALS

WHEREAS, Pacific Energy Partners, L.P., a Delaware limited partnership (“Pacific Energy”), Pacific Energy Finance Corporation, the initial Guarantors and the Trustee entered into an Indenture, dated as of June 16, 2004 (the “Indenture”), pursuant to which Pacific Energy and Pacific Energy Finance Corporation co-issued $250 million in aggregate principal amount of 7 1/8% Senior Notes due 2014 (the “Notes”), all of which are currently outstanding;

WHEREAS, Pacific Energy, Pacific Energy Finance Corporation, the initial Guarantors and the Trustee entered into a First Supplemental Indenture, dated as of March 3, 2005;

WHEREAS, Pacific Energy, Pacific Energy Finance Corporation, the initial Guarantors, Pacific Atlantic Terminals LLC and the Trustee entered into a Second Supplemental Indenture, dated as of September 23, 2005, in order to add Pacific Atlantic Terminals LLC as a Guarantor;

WHEREAS, Pacific Energy merged with and into Plains on November 15, 2006, with Plains being the survivor of such merger, and in that connection Plains, Pacific Energy Finance Corporation, the Guarantors named therein and the Trustee entered into the Third Supplemental Indenture pursuant to which, among other things, Plains unconditionally assumed all of the obligations of Pacific Energy under the Indenture and under the Notes;

WHEREAS, Plains, Pacific Energy Finance Corporation and the Guarantors named therein entered into a Fourth Supplemental Indenture, dated as of January 1, 2008, in order to add such Guarantors to the Indenture;

WHEREAS, on July 1, 2008, Pacific Energy Finance Corporation merged with PAA Finance Corp., with Pacific Energy Finance Corporation being the survivor of such merger, and in that connection Pacific Energy Finance Corporation changed its corporate name to PAA Finance Corp.;

WHEREAS, Section 9.01(d) of the Indenture provides that Plains, Finance Corp, the Guarantors and the Trustee may amend or supplement the Indenture to make changes to conform the Indenture to the Offering Memorandum relating to the Notes, without the consent of the Holders of the Notes;

WHEREAS, Section 4.18 of the Indenture does not conform to the Offering Memorandum due to the failure of such Section to refer to Section 4.10 of the Indenture as being among those Sections of the Indenture that are subject to covenant termination, a fact made clear by the section of the Offering Memorandum captioned “Covenant Termination,” excerpts from which Offering Memorandum are attached to this Supplemental Indenture as Exhibit A for ready reference; and

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of Plains, Finance Corp, the Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on Plains, Finance Corp, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

NOW, THEREFORE, in consideration of the above premises, Plains, Finance Corp, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

ARTICLE I

Section 1.01.        This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02.        This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of Plains, Finance Corp, the Guarantors and the Trustee.

ARTICLE II

Section 2.01.        Section 4.18 of the Indenture is hereby amended by adding “4.10,” immediately after the reference to “4.09,” in clause (b) of the first sentence of Section 4.18.

ARTICLE III

Section 3.01.        Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

Section 3.02.        Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture.  This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 3.03.        The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 3.04.        THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

2

Section 3.05.        The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

3

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ISSUERS:

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC
its General Partner

By:	PLAINS AAP, L.P.
its Sole Member

By:	PLAINS ALL AMERICAN GP LLC
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PAA FINANCE CORP.
(f/k/a Pacific Energy Finance Corporation)

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

SUBSIDIARY GUARANTORS:

PLAINS MARKETING GP INC.

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

PLAINS MARKETING, L.P.

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PLAINS PIPELINE, L.P.

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PACIFIC ENERGY GROUP, LLC

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PACIFIC LA MARINE TERMINAL LLC

By:	PACIFIC ENERGY GROUP LLC
its Sole Member

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

ROCKY MOUNTAIN PIPELINE SYSTEM LLC

By:	PACIFIC ENERGY GROUP LLC
its Sole Member

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PACIFIC ATLANTIC TERMINALS LLC

By:	PACIFIC ENERGY GROUP LLC
its Sole Member

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

PLAINS MARKETING CANADA LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PMC (NOVA SCOTIA) COMPANY

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President – Finance

PLAINS MARKETING CANADA, L.P.

By:	PMC (NOVA SCOTIA) COMPANY
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President – Finance

[Signature Page to Fifth Supplemental Indenture]

PLAINS LPG SERVICES GP LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PLAINS TOWING LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PICSCO LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

PLAINS MIDSTREAM GP LLC

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PLAINS MIDSTREAM, L.P.

By:	PLAINS MIDSTREAM GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

PLAINS MIDSTREAM CANADA ULC

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President – Finance

[Signature Page to Fifth Supplemental Indenture]

AURORA PIPELINE COMPANY LTD.

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Vice President – Finance

PLAINS LPG SERVICES, L.P.

By:	PLAINS LPG SERVICES GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

BASIN HOLDINGS GP LLC

By:	PLAINS PIPELINE, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

BASIN PIPELINE HOLDINGS, L.P.

By:	BASIN HOLDINGS GP LLC
its General Partner

By:	PLAINS PIPELINE, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

RANCHO LPG HOLDINGS LLC

By:	PLAINS LPG SERVICES, L.P.
its Sole Member

By:	PLAINS LPG SERVICES GP, LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

LONE STAR TRUCKING, LLC

By:	PLAINS LPG SERVICES, L.P.
its Sole Member

By:	PLAINS LPG SERVICES GP LLC
its General Partner

By:	PLAINS MARKETING, L.P.
its Sole Member

By:	PLAINS MARKETING GP INC.
its General Partner

	By:		/s/ Al Swanson
		Name:	Al Swanson
		Title:	Senior Vice President &
Chief Financial Officer

TRUSTEE:

WELLS FARGO BANK NATIONAL ASSOCIATION,
as Trustee

	By:		/s/ Maddy Hall
		Name:	Maddy Hall
		Title:	Vice President

[Signature Page to Fifth Supplemental Indenture]